UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08371

T. Rowe Price Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Real Estate Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Despite continued uncertainties that normally restrain markets, real estate stocks forged ahead with rewarding gains during the first half of the year while repeatedly climbing a wall of worry marked by volatility in the second quarter. Real estate securities not only participated in the market rally, but also handily exceeded the returns of the broader market (as measured by the S&P 500 Index) as investors clamored for income via higher-yielding securities.

For the six-month period ended June 30, 2012, the fund returned 15.24%, which exceeded the gain of 14.85% for the Wilshire Real Estate Index and 12.43% generated by the Lipper Real Estate Funds Index. (The returns for the Advisor Class shares were lower, reflecting their different fee structure.)

DIVIDEND DISTRIBUTION

On June 26, 2012, your fund’s Board of Directors declared a second-quarter dividend of $0.10 per share to shareholders of record on that day. The dividend was paid on June 28. You should have received your check or statement reflecting this most recent distribution. (Dividends for the Advisor Class were $0.09 per share.)

MARKET ENVIRONMENT AND STRATEGY

Once again, we find ourselves writing about the beneficial returns of real estate stocks in particular amid the macroeconomic “uncertainties” overhanging the market. There is no shortage of macro factors influencing varied asset classes, nor has there been a shortage of shifts in expectations about the possible outcomes as the year progresses. We are repeatedly reminded that it’s good to be diversified as a means of dealing with volatility and uncertainty. That said, in the current environment, yield and income remain scarce commodities with long-term government bond yields plunging to multi-decade lows. Bonds of varied grades have rallied, resulting in a situation in which dividend-paying stocks offer greater current income than many long-term bonds. Investors in search of yield have naturally gravitated to equities, including the attractive income provided by real estate investment trusts, or REITs.

Across the globe, many nations have been lost in a swirl of violent swings in interest rates, currency valuations, and revisions to their gross domestic product. A possible silver lining in the turmoil is the extraordinarily low refinancing costs available to various companies. Falling interest rates and liquid debt markets have resulted in lower interest expenses. REITs have eagerly refinanced their outstanding debt, though there are limits to these activities given the constraints of maintaining staggered maturities and prudent debt levels.

Many market participants blame weak economic conditions and disappointing job growth on several factors, including legislative inaction on taxes, government spending, health care reform, the euro-zone sovereign debt crisis, and slowing in China. Whatever the cause, job creation was anemic—although still positive during the first half of the year. Yet, even tepid growth against a backdrop of negligible new supply allowed our portfolio companies to maintain respectable levels of occupancy.

One subsector where we are seeing a pickup in supply activity is apartments, though demand seems to be keeping pace with any new construction. Homeownership levels continue to trend lower, implying a greater propensity to rent for new household formations. Today, despite historically low mortgage rates, home financing remains scarce. Gone are the days when homeownership was viewed as a surefire way to build equity. Renters may value the ease with which they can relocate in a job market that commands flexibility.

Within our portfolio, we sought flexibility in a mix of holdings with the potential to participate in a broadening economic recovery, yet we are positioned to prosper in uncertain times. We have been seeking companies with offensive business models and defensive balance sheets. New supply is not an issue for dominant regional malls, which continued to enjoy strong demand, particularly in upscale markets. Local strip shopping centers also fared well as occupancy gains were achieved within the “small shop” category that reflected a broadening of economic recovery beyond national tenants.

On the demand side, it appears as though the best-located properties are still recovering faster than inferior properties, both in terms of fundamentals and investor appetite. The recovery in prime assets and prime markets has been better than those of tertiary assets. Listed real estate portfolios seem better off on average than private peers and, hence, have recovered ahead of private markets—a situation accentuated by public companies having superior access to capital across several dimensions, including equity, debt, and preferred securities.

PORTFOLIO REVIEW

As we look down the list of our holdings during the first half of 2012, we are pleased overall with relatively few exceptions. Virtually all of our holdings provided reasonable returns during the period. Indeed, many of our largest sales were a result of the success of stocks that had grown in size and prompted us to manage our positions. We trimmed Kilroy Realty, which along with another West Coast office holding, Douglas Emmett, performed quite well during the period. We continue to like the prospects for West Coast landlords and added PS Business Parks to our portfolio, a company with substantial exposure to infill (existing properties) in California markets. PS Business Parks can also be characterized as having a smaller number of tenants, which we believe should see a good pickup in activity when the economy recovery broadens. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Optimism in general for an economic revival also spurred rebounds in industrial properties that included DCT Industrial Trust and EastGroup Properties. Returns for our largest industrial landlord, Prologis, were also positive. They were subdued, however, by the company’s global footprint and corresponding fears of slowdowns outside the U.S. Within the U.S., Washington, D.C., market fundamentals weakened as chatter of government downsizing heightened. With this potential headwind in mind, we reduced our exposure to Washington Real Estate Investment Trust.

While the government was shrinking, pockets of small businesses were expanding and taking up additional space at local shopping centers. This helped propel the prospects and returns for our holdings in Regency Centers and Weingarten Realty Investors. As we await further strength in this recovery, we are also enjoying above-average dividend yields from these holdings. We also initiated a new position in Acadia Realty Trust, which owns shopping centers in densely populated urban locations.

Apartments, which had performed so strongly in earlier periods, lagged slightly during this period, a possible reflection of its prior strength along with pending new supply coming to market. We remain firmly committed to this subsector and continue to be optimistic about the long-term prospects for rental housing. We added to our position in AvalonBay Communities.

Regional malls continued to fare well and allowed some profit taking in holdings that included Macerich Company, Simon Property Group, and Taubman Centers. Sometimes our portfolio companies engage in optimization efforts that involve “addition by subtraction,” which was the case when General Growth Properties spun off some of its weakest malls into a new company named Rouse Properties (not to be confused with another entity with a similar name). With our preference for upscale assets, we decided to eliminate the spin-off position from our holdings.

OUTLOOK

At the close of the second quarter of 2012, real estate fundamentals are still improving, although the pace has become more measured. Job growth, while not robust, is resulting in positive absorption against a lack of new supply. Leasing activity remains good. Small business leasing continues to improve, with a stabilization of bad debt. The debt and preferred markets are open at very low rates, although what can be easily refinanced has generally been done as management teams work to stagger future maturities and limit additional borrowings.

In the current environment, some REITs are selectively engaging in development by reviving stalled construction projects where there are favorable incremental returns. Many companies remain focused on disposing of their weaker assets and redeploying the proceeds into stronger assets. A general lack of new supply, combined with modest demand and low rates, is a favorable environment for owning real estate. If demand recovery persists and yield alternatives remain scarce, we believe that REITs are well positioned to benefit from favorable supply/demand dynamics.

We would like to thank you for your continued support and confidence.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

July 20, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Wilshire Real Estate Securities Index: A float-adjusted, market capitalization-weighted index composed of publicly traded REITs and real estate operating companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/12
Simon Property Group	10.2%
Public Storage	4.9
Equity Residential	4.7
AvalonBay Communities	4.5
Prologis	4.5
Macerich Company	3.9
Federal Realty Investment Trust	3.7
Vornado Realty Trust	3.7
Boston Properties	3.4
SL Green Realty	3.1
Host Hotels & Resorts	3.0
Regency Centers	2.8
Kilroy Realty	2.8
General Growth Properties	2.8
Essex Property Trust	2.8
Camden Property Trust	2.7
Kimco Realty	2.6
BRE Properties	2.5
Douglas Emmett	2.4
Marriott	1.9
Healthcare Realty Trust	1.8
Highwoods Properties	1.8
CBL & Associates Properties	1.7
Taubman Centers	1.7
Weingarten Realty Investors	1.7
Total	81.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 18.36	$ 17.50	$ 13.83	$ 11.13	$ 19.18	$ 25.33
Investment activities						
Net investment income[(1)]	0.22	0.20	0.20	0.30	0.48	0.36
Net realized and unrealized gain (loss)	2.57	1.06	3.89	2.95	(7.79)	(5.00)
Total from investment activities	2.79	1.26	4.09	3.25	(7.31)	(4.64)
Distributions						
Net investment income	(0.21)	(0.20)	(0.21)	(0.32)	(0.29)	(0.43)
Net realized gain	–	–	–	–	–	(1.08)
Tax return of capital	–	(0.20)	(0.21)	(0.23)	(0.45)	–
Total distributions	(0.21)	(0.40)	(0.42)	(0.55)	(0.74)	(1.51)
NET ASSET VALUE						
End of period	**$ 20.94**	**$ 18.36**	**$ 17.50**	**$ 13.83**	**$ 11.13**	**$ 19.18**

Ratios/Supplemental Data

Total return[(2)]	**15.24%**	**7.32%**	**29.89%**	**31.65%**	**(39.08)%**	**(18.80)%**
Ratio of total expenses to average net assets	0.79%[(3)]	0.78%	0.76%	0.77%	0.75%	0.74%
Ratio of net investment income to average net assets	2.17%[(3)]	1.10%	1.26%	2.84%	2.85%	1.49%
Portfolio turnover rate	1.6%	4.9%	12.8%	19.5%	14.9%	32.5%
Net assets, end of period (in millions)	$ 3,384	$ 2,670	$ 2,519	$ 2,206	$ 1,585	$ 1,940

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 93.7%		
REAL ESTATE 93.7%		
Apartment Residential 18.0%		
AvalonBay Communities, REIT	1,177,700	166,621
BRE Properties, Class A, REIT	1,813,500	90,711
Camden Property Trust, REIT	1,483,300	100,375
Equity Residential, REIT	2,752,100	171,621
Essex Property Trust, REIT	657,600	101,218
Post Properties, REIT	598,600	29,301
		659,847
Diversified 4.5%		
Forest City Enterprises, Class A (1)	1,092,035	15,944
Vornado Realty Trust, REIT	1,603,900	134,695
Washington Real Estate Investment Trust, REIT	524,600	14,925
		165,564
Health Care 1.8%		
Healthcare Realty Trust, REIT	2,744,300	65,424
		65,424
Hotels/Lodging 6.7%		
Host Hotels & Resorts, REIT	7,015,300	110,982
Marriott, Class A	1,788,782	70,120
Pebblebrook Hotel Trust, REIT	593,389	13,832
Starwood Hotels & Resorts Worldwide	991,700	52,600
		247,534
Industrial 7.2%		
DCT Industrial Trust, REIT	7,296,700	45,969
EastGroup Properties, REIT	788,900	42,048
ProLogis, REIT	4,964,800	164,980
Terreno Realty, REIT (2)	745,700	11,268
		264,265

Office 15.8%		
Alexandria Real Estate, REIT	498,300	36,236
BioMed Realty Trust, REIT	2,576,800	48,135
Boston Properties, REIT	1,149,500	124,571
Douglas Emmett, REIT	3,824,500	88,346
Highwoods Properties, REIT	1,912,800	64,366
Kilroy Realty, REIT	2,110,000	102,145
SL Green Realty, REIT	1,435,800	115,209
		579,008
Office & Industrial 1.0%		
PS Business Parks, REIT	542,200	36,718
		36,718
Other Real Estate 1.4%		
Plum Creek Timber, REIT	1,281,200	50,864
		50,864
Regional Mall 20.3%		
CBL & Associates Properties, REIT	3,186,800	62,270
General Growth Properties, REIT	5,603,400	101,366
Macerich Company, REIT	2,428,400	143,397
Simon Property Group, REIT	2,397,600	373,210
Taubman Centers, REIT	803,400	61,990
		742,233
Self Storage 4.9%		
Public Storage, REIT	1,233,600	178,144
		178,144
Shopping Center 12.1%		
Acadia Realty Trust, REIT	899,700	20,855
Equity One, REIT	1,389,700	29,462
Federal Realty Investment Trust, REIT	1,315,100	136,889
Kimco Realty, REIT	4,916,100	93,553

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,477,587)	$ 3,656,990
Dividends and interest receivable	9,848
Receivable for shares sold	5,751
Receivable for investment securities sold	1,056
Other assets	48
Total assets	3,673,693
Liabilities	
Payable for shares redeemed	4,665
Investment management fees payable	1,723
Payable for investment securities purchased	1,492
Due to affiliates	219
Other liabilities	1,277
Total liabilities	9,376
NET ASSETS	$ 3,664,317
Net Assets Consist of:	
Undistributed net investment income	$ 5,954
Accumulated undistributed net realized loss	(565,729)
Net unrealized gain	1,179,403
Paid-in capital applicable to 174,824,749 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	3,044,689
NET ASSETS	$ 3,664,317
NET ASSET VALUE PER SHARE	
Investor Class	
($3,384,021,726 / 161,570,157 shares outstanding)	$ 20.94
Advisor Class	
($280,295,464 / 13,254,592 shares outstanding)	$ 21.15

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/12
Investment Income (Loss)		
Income		
Dividend		$ 47,735
Interest		865
Total income		48,600
Expenses		
Investment management		9,832
Shareholder servicing		
Investor Class	$ 2,345	
Advisor Class	181	2,526
Rule 12b-1 fees		
Advisor Class		306
Prospectus and shareholder reports		
Investor Class	294	
Advisor Class	9	303
Custody and accounting		120
Registration		58
Legal and audit		18
Directors		12
Miscellaneous		12
Total expenses		13,187
Net investment income		35,413
Realized and Unrealized Gain (Loss)		
Net realized gain on securities		6,375
Change in net unrealized gain (loss)		
Securities		406,824
When-issued sales commitments		295
Change in net unrealized gain		407,119
Net realized and unrealized gain		413,494
INCREASE IN NET ASSETS FROM OPERATIONS		**$ 448,907**

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 35,413	$ 30,385
Net realized gain	6,375	14,652
Change in net unrealized gain	407,119	135,777
Increase in net assets from operations	448,907	180,814
Distributions to shareholders		
Net investment income		
Investor Class	(32,619)	(28,837)
Advisor Class	(2,423)	(1,492)
Tax return of capital	–	(31,273)
Decrease in net assets from distributions	(35,042)	(61,602)
Capital share transactions*		
Shares sold		
Investor Class	683,645	762,667
Advisor Class	62,824	107,993
Distributions reinvested		
Investor Class	24,418	43,252
Advisor Class	2,367	3,018
Shares redeemed		
Investor Class	(377,081)	(769,613)
Advisor Class	(22,931)	(29,308)
Redemption fees received	140	355
Increase in net assets from capital share transactions	373,382	118,364
Net Assets		
Increase during period	787,247	237,576
Beginning of period	2,877,070	2,639,494
End of period	**$ 3,664,317**	**$ 2,877,070**
Undistributed net investment income	5,954	5,583

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Real Estate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1997, and the Real Estate Fund–Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $22,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $420,898,000 and $50,819,000, respectively, for the six months ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of December 31, 2011, the fund had $509,711,000 of available capital loss carryforwards, which expire as follows: $64,967,000 in fiscal 2016, $367,971,000 in fiscal 2017, and $75,251,000 in fiscal 2018; $1,522,000 have no expiration.

At June 30, 2012, the cost of investments for federal income tax purposes was $2,539,785,000. Net unrealized gain aggregated $1,117,205,000 at period-end, of which $1,181,165,000 related to appreciated investments and $63,960,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $84,000 for Price Associates; $581,000 for T. Rowe Price Services, Inc.; and $224,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio (for both the Investor Class and Advisor Class) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Estate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012